Exhibit 31.1

                                  CERTIFICATION

I, RICHARD MANGIARELLI, CERTIFY THE FOLLOWING:

1. I have reviewed this annual report on Form 10-KSB of Advanced Healthcare Technologies, Inc.;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Advanced Healthcare Technologies, Inc. as of, and for, the periods presented in this annual report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for Advanced Healthcare Technologies, Inc. and I have done the following:

     a. designed such disclosure controls and procedures to ensure that material information relating to Advanced Healthcare Technologies, Inc. is made known to me by others within the Company, particularly during the period in which this annual report is being prepared;

     b. evaluated the effectiveness of Advanced Healthcare Technologies, Inc.'s disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

     c. presented in this annual report my conclusions about the effectiveness of the disclosure controls and procedures based on my evaluation as of the Evaluation Date;

5. I have disclosed, based on my most recent evaluation, to Advanced Healthcare Technologies, Inc.'s auditors and the audit committee of Advanced Healthcare Technologies Inc.'s board of directors:

     a. all significant deficiencies in the design or operation of internal controls which could adversely affect Advanced Healthcare Technologies, Inc.'s ability to record, process, summarize and report financial data and have identified for Advanced Healthcare Technologies, Inc.'s auditors any material weaknesses in internal controls; and

     b. any fraud, whether or not material, that involves management or other employees who have a significant role in Advanced Healthcare Technologies, Inc.'s internal controls; and

6. I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of my most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


July 20, 2004                                /s/ Richard Mangiarelli
                                             -----------------------------
                                             Richard Mangiarelli
                                             President
                                             (Principal Executive Officer and
                                             Principal Accounting Officer)